Benefit Plans	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Benefit Plans	Benefit Plans
The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates. Effective January 1, 2020, employees are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit sharing contribution, an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company’s annual profit sharing contributions, as declared by Jackson’s board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $28 million, $30 million, and $28 million in 2021, 2020 and 2019, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain employees and independent agents. At December 31, 2021 and 2020, the total aggregate liability for such plans was $564 million and $595 million, respectively, and was reported in other liabilities. The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elective deferrals, was $54 million, $56 million, and $70 million in 2021, 2020 and 2019, respectively.